UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 31, 2016

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37623	56-2542838
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2200 Houston, Texas		77046
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 350-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In connection with previously disclosed discussions to negotiate an agreement with respect to a potential recapitalization, business combination or other alternative strategic transaction with respect to Hercules Offshore, Inc. (the “Company”), the Company entered into confidentiality agreements (the “Confidentiality Agreements”) with certain holders of the Company’s first lien indebtedness and certain stockholders of the Company. The Company is making the disclosure herein in accordance with the terms of the Confidentiality Agreements, which require, upon the occurrence of certain events as specified therein, the public disclosure of all material non-public information provided pursuant to the Confidentiality Agreements (the “Cleansing Materials”).

The inclusion of the Cleansing Materials in this Current Report on Form 8-K, including the information in Exhibit 99.1, should not be regarded as an indication that the Cleansing Materials reflect current estimates or expectations, beliefs and assumptions of management about prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or may occur or that was not anticipated at the time the information was prepared. The Cleansing Materials likely do not reflect either current results or future performance. The Cleansing Materials were prepared for use in discussions with certain holders of debt and equity of the Company, and for other management decisions and are subjective in many respects. The Cleansing Materials are included herein only because they were provided under the Confidentiality Agreements and are contractually required to be disclosed by the Company. The Cleansing Materials were not prepared with a view toward public disclosure. The information included in Exhibit 99.1 was prepared for disclosure under the Confidentiality Agreements and does not reflect any subsequent events and adjustments, including adjustments customarily made in year-end balance sheets, including any asset impairments, debt reclassifications and other matters.

The information in the Cleansing Materials is dependent upon assumptions with respect to commodity prices, production, development capital, exploration capital, operating expenses, availability and cost of capital and performance as set forth in the Cleansing Materials. Any financial projections or forecasts included in the Cleansing Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or its representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s proposed restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

As previously disclosed by the Company on the Form 8-K filed on May 27, 2016, the Company and certain of its U.S. domestic direct and indirect subsidiaries (together with the Company, the “Debtors”) on May 26, 2016, entered into an agreement (the “Restructuring Support Agreement”) with an ad hoc group of lenders (each an “Ad Hoc Group Member”) representing approximately 99% of the obligations outstanding under the Credit Agreement entered into on November 6, 2015, among the Company and certain of its subsidiaries, as guarantors, and Jefferies Finance LLC, as administrative agent and collateral agent, and the lenders party thereto.

The Restructuring Support Agreement sets forth, subject to certain conditions, the commitment to and obligations of, on the one hand, the Debtors, and on the other hand, each of the Ad Hoc Group Members (and any successors or permitted assigns that become party thereto) in connection with a controlled wind down of the Debtors’ operations pursuant to a pre-packaged plan (the “Plan”) to be filed under Chapter 11 of the United States Bankruptcy Code. Under the terms of the Restructuring Support Agreement, the Company is required to commence solicitation of votes to accept or reject the Plan by May 31, 2016. Accordingly, on the date hereof, the Debtors commenced such solicitation. Copies of the Plan, the related disclosure statement and the exhibits and attachments to those documents may be found at http://cases.primeclerk.com/herculesballots.

The information included in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking and are based upon the Company’s current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that the Company plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future are forward-

looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include the timing and extent of changes in commodity prices for oil and gas, operating risks, liquidity risks and the Company’s ability to continue as a going concern, political and regulatory developments and legislation, and other risk factors and known trends and uncertainties as described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2016 for more information. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in the forward-looking statements. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Certain Projections and Financial Information furnished under Item 7.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: May 31, 2016	By:	/s/ Beau M. Thompson
Beau M. Thompson
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Certain Projections and Financial Information furnished under Item 7.01

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